                                                                   Exhibit 10.28


                              Master Note Agreement
     Between Nordstrom fsb as Borrower and Nordstrom Credit, Inc. as Lender.

Nordstrom fsb, a federal savings bank ( the "Borrower") and Nordstrom Credit, Inc., a Colorado corporation (the "Lender") hereby enter into this Master Note Agreement ("Agreement") effective as of the opening of business on November 1, 2003.

In consideration of the premises and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereby agree as follows:

The Lender agrees to lend to the Borrower for general business purposes certain sums, which the Lender represents will be available for this purpose from time to time, against the Borrower's prior issuance and delivery to the Lender from time to time as hereinafter specified of the Borrower's master promissory note ("Note"), secured by the Transferor's Interest portion of Borrower's Visa portfolio which has been retained by Nordstrom Credit Card Receivables LLC, a fully owned subsidiary of Borrower, payable upon prior written notice of no less than one year and one day, which notice shall be in the form of Exhibit "A" to this Agreement and duly executed by an authorized officer of Borrower.

The principal amount of each such Note shall be specified from time to time in the manner hereinafter provided. Each such Note shall be dated as of the date of its issue and shall bear interest from said date, payable on the first day of each month on the daily principal amount from time to time outstanding during the accrual period, at a rate or rates equivalent to the 30-45 day A1/P1 Commercial Paper Rate (as hereinafter defined) for such day, or, if such day is not a business day, the rate for the immediately preceding business day. For purposes of this Agreement, the term "30-45 day A1/P1 Commercial Paper Rate" shall mean the 30-45 day commercial paper rate quoted from Nordstrom Credit, Inc.'s Variable Funding Conduit, "Falcon," sponsored by Bank One. If the 30-45 day A1/P1 Commercial Paper Rate is not available for any business day, the applicable rate for such date shall be the one month LIBOR rate for such day as determined by the Lender, in a commercially reasonable manner, on the basis of quotations received by the Lender from one or more U.S. money center banks of recognized standing used by the Lender. Each change in such rate shall be effective with respect to all loans outstanding hereunder on the same date as the change in the index rate is effective. For purposes of computing interest, principal amounts loaned hereunder shall be deemed to be outstanding on the date loaned but not on the date repaid.

Upon request, the Borrower shall issue and deliver to the Lender, without cost to the Lender, in exchange for the Note then held by the Lender, a new Note in the same principal amount as the Note being surrendered in exchange, and dated and bearing interest from the date to which interest has been paid on said Note being surrendered in exchange.

A duly authorized officer or duly authorized employee designated by the Lender in writing for such purpose, will from time to time notify Borrower's Chairman of the Board (or such person as may be designated by the Chairman of the Board in writing) of the total amount to be lent to the Borrower hereunder and, on the authority of Borrower's Chairman of the Board (or such person as may be designated by the Chairman of the Board), shall enter said amount under the column headed "Principal Amount Outstanding" on Borrower's Note which the Lender is then holding, and such amount shall be deemed to be the amount then due on said Note. Any entries so made on said Note shall constitute conclusive evidence of the principal amount of said Note then outstanding when the Lender shall have received written confirmation thereof from Borrower's Chairman of the Board (or such person as may be designated by the Chairman of the Board) in the manner hereinafter described. In the event such notification to the Borrower results in an increase in the total amount to be lent to the Borrower hereunder, the Lender shall forthwith transfer the amount of said increase to the Borrower's Account at Bank of America of Texas numbered 3750710184. In the event such notification to the Borrower results in a decrease in the total amount to be lent to Borrower hereunder, the Borrower shall transfer the amount of said decrease to the Lender's Account numbered 3750710171 at Bank of America of Texas.

After the close of each month during which the Lender has made any loan to the Borrower hereunder or the Borrower has made any repayment on the principal balance of any loan made hereunder, or during which the interest rate on any loan shall have changed, the Borrower shall send the Lender a written confirmation of the transaction which took place during such month dated the last business day of such month in substantially the form attached hereto as Exhibit "B" with appropriate insertions in the blank spaces therein.

It is understood and agreed that the Lender shall have the right at any time to set a maturity date for re-payment of all or any part of the principal amount then outstanding on the Note then held by the Lender, together with interest to the date of payment, by giving the Borrower written notice of such maturity date at least one year and one day prior to such maturity date. The Borrower shall have the right at any time, upon advice to the Lender by letter or telephone, to pay all or any part of the principal amount then outstanding on the Note then held by the Lender, together with interest to the date of payment, notwithstanding that the Lender has not theretofore demanded such payment in accordance with the foregoing and with the Note.

It is further understood and agreed that the Lender shall not sell, pledge, or assign nor otherwise transfer any Note held by the Lender pursuant to this Agreement without first having notified the Borrower at least ten days prior to the intended sale of such sale, pledge, assignment or transfer of the Lender's intention so to do, and in no event shall any such sale, pledge, assignment or transfer be effected except upon compliance with all applicable Federal and state securities laws and regulations and all other applicable laws and regulations.

By entering into this agreement and the Note, the Lender covenants and agrees that all of the Borrower's debt to the Lender under this agreement or the Note constitutes Affiliated Debt and is subordinate and junior to all Prior Debt of this Company according to the terms and conditions of the Investment Agreement between the Borrower dated October 8, 1984 as though such terms were fully set out in this Agreement.

The parties to this Agreement are presently affiliates within the meaning of 12 USC Section 1468(a), and therefore acknowledge that this Agreement is subject to the provisions of 12 USC Section 371c-1 by operation of 12 USC Section 1468
(a)(1). The parties' performance under this Agreement, and all transactions conducted hereunder, shall comply with the provisions of 12 USC Section 371c-1.

This Agreement may be terminated by the Lender or by the Borrower upon not less than one year and one day's prior written notice to the other party.

This Agreement shall replace and supersede that certain letter agreement with subject line stating "Master Note Agreement" dated March 1, 2002 (the "Letter Agreement"), and the Letter Agreement shall terminate on the effective date of this Agreement.


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


This Agreement, together with any Notes in the form of Exhibit A and confirmations in the form of Exhibit B issued pursuant to the terms hereof, and including all Exhibits, each of which is incorporated herein, is the full and complete statement of the parties' agreement with respect to the subject matter hereof, and supersedes any prior oral or written agreement as to such subject matter. Except as otherwise specifically set forth herein, this Agreement may be amended only by a written amendment signed by the parties.

IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

Nordstrom fsb

By:    /s/ Denny D. Dumler
       ------------------------------
Name:  Denny D. Dumler
Title: PRESIDENT



ACCEPTED:

Nordstrom Credit, Inc.

By:    /s/ Kevin T. Knight
       ------------------------------
Name:  Kevin T. Knight
Title: PRESIDENT


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


Exhibit "A"

Nordstrom fsb

For value received, Nordstrom fsb, a Savings Bank chartered in the State of Arizona, promises to pay to the order of Nordstrom Credit, Inc. on the payment date set forth in Nordstrom Credit, Inc.'s written notice of demand given no less than one year and one day before such payment date, the principal sum set forth below as "Principal Amount Outstanding", on the payment date, at the office of Nordstrom Credit, Inc. and will likewise pay to the order of said payee interest at the rate or rates per annum provided for in the agreement mentioned below. Said interest will be due and payable on the first day of each month after the date of this Note or upon payment in full of the principal amount from time to time outstanding as indicated below. Interest will be calculated on the daily principal amount Outstanding as indicated below.

This Note is issued pursuant to and is subject to the terms and conditions of that certain Master Note Agreement dated November 1, 2003, by and between Nordstrom fsb and Nordstrom Credit, Inc.

                                        Borrower: Nordstrom fsb

                                        by
                                           -------------------------------------
                                        Its
                                           -------------------------------------



                                        Principal        Effective
Authorized      Amount      Amount      Amount           Interest
Date            Loaned      Paid        Outstanding      Rate           Initials
----------      ------      ------      -----------      ---------      --------

----------      ------      ------      -----------      ---------      --------

----------      ------      ------      -----------      ---------      --------

----------      ------      ------      -----------      ---------      --------

----------      ------      ------      -----------      ---------      --------

----------      ------      ------      -----------      ---------      --------

----------      ------      ------      -----------      ---------      --------


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


Exhibit "B"                                                     November 1, 2003

Nordstrom fsb
7320 E. Butherus Drive, Suite 100
Scottsdale, AZ 85260

Attention:

Re: Master Note of Nordstrom fsb

Gentlemen:

We confirm to the Lender the following changes occurred in the loans outstanding under the terms of the Master Note Agreement with the Lender dated November 1, 2003, for the month ended this date.


          Prior                              Current
          Principal                          Principal         Current
          Amount           Loan              Amount            interest
Date      Outstanding      (Repayment)       Outstanding       Rate
----      -----------      -----------       -----------       --------





                                                         Nordstrom fsb

By
   -------------------------------------


                                             Denny D. Dumler
                                             President, Nfsb


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